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                                                                    Exhibit 99.2
                           [SILICON VALLEY BANK LOGO]
                              SILICON VALLEY BANK
                           SPECIALTY FINANCE DIVISION

                     ACCOUNTS RECEIVABLE FINANCING AGREEMENT

      This ACCOUNTS RECEIVABLE FINANCING AGREEMENT (the "Agreement"), dated as of the Effective Date is between Silicon Valley Bank, Specialty Finance Division of ("Bank"), and Proxim Corporation a Delaware corporation, ("Borrower"), whose address is 935 Stewart Drive, Sunnyvale, California 94085 and with a FAX number of (408) 731-3680.

1. DEFINITIONS. In this Agreement:

      "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

      "ACCOUNT DEBTOR" is defined in the California Uniform Commercial Code and shall include any person liable on any Financed Receivable, such as, a guarantor of the Financed Receivable and any issuer of a letter of credit or banker's acceptance.

      "ADJUSTMENTS" are all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor for any Financed Receivable.

      "ADVANCE" is defined in Section 2.2.

      "ADVANCE RATE" is 80% (or 50% for Accounts for which the Account Debtor is a distributor) net of deferred revenue and offsets related to each specific Account Debtor, or another percentage as Bank establishes under Section 2.2.

      "APPLICABLE RATE" is a rate per annum equal to the greater of either (i) the "Prime Rate" plus 1.50 percentage points or (ii) 5.75%.

      "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

      "CODE" is the California Uniform Commercial Code.

      "COLLATERAL" is attached as Exhibit "A".

      "COLLATERAL HANDLING FEE" is defined in Section 3.5.

      "COLLECTIONS" are all funds received by Bank from or on behalf of an Account Debtor for Financed Receivables.

      "COMPLIANCE CERTIFICATE" is attached as Exhibit "B".

      "EARLY TERMINATION FEE" is defined in Section 3.6.

      "EFFECTIVE DATE" is the date in which Bank executes this Agreement.


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      "EVENT OF DEFAULT" is defined in Section 9.

      "FACILITY" is an extension of credit by Bank to Borrower in order to finance receivables with an aggregate Account Balance not exceeding the Facility Amount.

      "FACILITY AMOUNT" is $25,000,000.

      "FACILITY FEE" is defined in Section 3.4.

      "FACILITY PERIOD" is the period beginning on this date and continuing until APRIL 1, 2004, unless the period is terminated sooner by Bank with notice to Borrower or by Borrower under Section 3.6.

      "FINANCE CHARGES" is defined in Section 3.2.

      "FINANCED RECEIVABLES" are all those accounts, receivables, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds, including their proceeds (collectively "receivables"), which Bank finances and make an Advance. A Financed Receivable stops being a Financed Receivable (but remains Collateral) when the Advance made for the Financed Receivable has been finally paid.

      "FINANCED RECEIVABLE BALANCE" is the total outstanding amount, at any time, of all Financed Receivables.

      "GUARANTOR" means any guarantor of the Obligations.

      "INELIGIBLE RECEIVABLE" is any accounts receivable:

      (A)   that is unpaid (90) calendar days after the invoice date; or

      (B) that is owed by an Account Debtor that has filed, or has had filed against it, any bankruptcy case, assignment for the benefit of creditors, receivership, or Insolvency Proceeding or who has become insolvent (as defined in the United States Bankruptcy Code) or who is generally not paying its debts as they become due; or

      (C)   for which there has been any breach of warranty or representation in
            Section 6 or any breach of any covenant in this Agreement; or

      (D) for which the Account Debtor asserts any discount, allowance, return, dispute, counterclaim, offset, defense, right of recoupment, right of return, warranty claim, or short payment.

      "INSOLVENCY PROCEEDING" are proceedings by or against any person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

      "INVOICE TRANSMITTAL" shows accounts receivable which Bank may finance and, for each receivable, includes the Account Debtor's, name, address, invoice amount, invoice date and invoice number and is signed by Borrower's authorized representative.

      "LOCKBOX" is described in Section 6.2.

      "OBLIGATIONS" are all advances, liabilities, obligations, covenants and duties owing, arising, due or payable by Borrower to Bank now or later under this Agreement or any other document, instrument or agreement, account (including those acquired by assignment) primary or secondary, such as all Advances, Finance Charges, interest, fees, expenses, professional fees and attorneys' fees or other.

      "OTHER SERVICES AVAILABILITY" means an amount equal to the result of (a) the Other Services Sublimit minus (b) the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) minus (c) 10% of each outstanding FX Forward Contract minus (d) the aggregate amounts utilized under the Other Services Sublimit for Cash Management Services.


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      "OTHER SERVICES SUBLIMIT" means the lesser of (a) the Facility Amount minus the outstanding principal balance of the Advances, or (b) $10,000,000; provided, however, outstanding Obligations under the Other Services Sublimit must be supported by Financed Receivables.

      "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

      "RECONCILIATION DAY" is the last calendar day of each month.

      "RECONCILIATION PERIOD" is each calendar month.

2. FINANCING OF ACCOUNTS RECEIVABLE.

      2.1. REQUEST FOR ADVANCES. During the Facility Period, Borrower may offer accounts receivable to Bank, if there is not an Event of Default. Borrower will deliver an Invoice Transmittal for each accounts receivable it offers. Bank may rely on information on or with the Invoice Transmittal.

      2.2. ACCEPTANCE OF ACCOUNTS RECEIVABLE. Bank is not obligated to finance any accounts receivable. Bank may approve any Account Debtor's credit before financing any receivable. When Bank accepts a receivable, it will pay Borrower the Advance Rate times the face amount of the receivable (the "Advance"). Bank may, in its discretion, change the percentage of the Advance Rate. When Bank makes an Advance, the receivable becomes a "Financed Receivable." All representations and warranties in Section 6 must be true as of the date of the Invoice Transmittal and of the Advance and no Event of Default exists would occur as a result of the Advance. The aggregate amount of all Financed Receivables outstanding at any time may not exceed the Facility Amount minus the outstanding Obligations under the Other Services Sublimit. In addition, (i) at no time shall the outstanding Obligations under this Agreement and that certain Loan and Security Agreement, dated December 27, 2002, by and between Borrower and Bank exceed $20,000,000 in the aggregate, (ii) any Advances above $10,000,000 must be held in deposit accounts with Bank.

      2.3 OTHER SERVICES AVAILABILITY.

            (a) Letters of Credit. Bank will issue or has issued letters of credit (each a "Letter of Credit" and collectively, the "Letters of Credit") for Borrower's account not exceeding the Other Services Availability. Borrower's Letter of Credit reimbursement obligation will be secured by cash on terms acceptable to Bank at any time after the end of the Facility Period if the term of this Agreement is not extended by Bank. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request.

            (b) Foreign Exchange Services. Borrower may enter into foreign exchange forward contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (a "FX Forward Contract"). The total FX Forward Contracts at any one time may not exceed 10 times the amount of the Other Services Availability. Bank may terminate the FX Forward Contracts if an Event of Default occurs.

            (c) Cash Management Services. Borrower may use up to the amount of the Other Services Availability for Bank's Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in various cash management services agreements related to such services (the "Cash Management Services").

            (d) Effect of Services Usage. Such aggregate amounts utilized under the Other Services Sublimit will at all times reduce the amount otherwise available to be borrowed under this Agreement. Any amounts Bank pays on behalf of Borrower or any amounts that are not paid by Borrower for any Letters of Credit, FX Forward Contracts or Cash Management Services will be treated as Advances under this Agreement and will accrue interest at the rate for Advances.

3. COLLECTIONS, FINANCE CHARGES, REMITTANCES AND FEES. The Obligations shall be subject to the following fees and Finance Charges. Fees and Finance Charges may, in Bank's discretion, be charged as an Advance, and shall thereafter accrue fees and Finance Charges as described below. Bank may, in its discretion, charge fee and Finance Charges to Borrower's deposit account maintained with Bank.


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      3.1. COLLECTIONS. Collections will be credited to the Financed Receivables
      Balance, but if there is an Event of Default, Bank may apply Collections to the Obligation in any order it chooses. If Bank receives a payment for both Financed Receivable and a non Financed Receivable, the funds will first be applied to the Financed Receivable and, if there is not an Event of Default, the excess will be remitted to the Borrower, subject to
      Section 3.10.

      3.2. FINANCE CHARGES. In computing Finance Charges on the Obligations, all Collections received by Bank shall be deemed applied by Bank on account of the Obligations 3 Business Days after receipt of the Collections. Borrower will pay a finance charge (the "Finance Charge"), which is the Applicable Rate times the number of days in the Reconciliation Period times the outstanding average daily Financed Receivable Balance for that Reconciliation Period. After an Event of Default, Obligations accrue interest at 5 percent above the Applicable Rate effective immediately before the Event of Default.

      3.3. INTENTIONALLY OMITTED.

      3.4. FACILITY FEE. A fully earned, non-refundable facility fee of $100,000 is due upon execution of this Agreement.

      3.5. COLLATERAL HANDLING FEE. On each Reconciliation Day, Borrower will pay to Bank a collateral handling fee, equal to 0.25% per month of the average daily Financed Receivable Balance outstanding during the applicable Reconciliation Period. After an Event of Default, the Collateral Handling Fee will increase an additional .50% effective immediately before the Event of Default.

      3.6. EARLY TERMINATION FEE. A fully earned, non-refundable early termination fee of $200,000 is due upon voluntary or involuntary full payment of the Obligations and termination of this Facility prior to APRIL 1, 2004 unless the Obligations are paid in full from an initial advance from a loan agreement with Silicon Valley Bank.

      3.7. ACCOUNTING. After each Reconciliation Period, Bank will provide an accounting of the transactions for that Reconciliation Period, including the amount of all Financed Receivables, all Collections, Adjustments, Finance Charges and the Collateral Handling Fee. If Borrower does not object to the accounting in writing within 30 days it is considered correct. All Finance Charges and other interest and fees calculated on the basis of a 360 day year and actual days elapsed.

      3.8. DEDUCTIONS. Bank may deduct fees, finance charges and other amounts due from any Advances made or Collections received by Bank.

      3.9. INTENTIONALLY OMITTED.

      3.10. ACCOUNT COLLECTION SERVICES. All Borrowers' receivables are to be paid to the same address/or party and Borrower and Bank must agree on such address. If Bank collects all receivables and there is not an Event of Default or an event that with notice or lapse of time will be an Event of Default, within FIVE (5) days of receipt of those collections, Bank will give Borrower, the receivables collections it receives for receivables other than Financed Receivables and/or amount in excess of the amount for which Bank has made an Advance to Borrower, less any amount due to Bank, such as the Finance Charge, Collateral Handling Fee and expenses or otherwise. This Section does not impose any affirmative duty on Bank to do any act other than to turn over amounts. All receivables and collections are Collateral and if an Event of Default occurs, Bank need not remit collections of Collateral and may apply them to the Obligations.

4. REPAYMENT OF OBLIGATIONS.

      4.1. REPAYMENT ON MATURITY. Borrower will repay each Advance on the earliest of: (a) payment of the Financed Receivable in respect which the Advance was made, (b) the Financed Receivable becomes an Ineligible Receivable, (c) when any Adjustment is made to the Financed Receivable (but only to the extent of the Adjustment if the Financed Receivable is not otherwise an Ineligible Receivable, or (d) the last day of the Facility Period (including any early termination). Each payment will also include all accrued Finance Charges on the Advance and all other amounts due hereunder.


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      4.2. REPAYMENT ON EVENT OF DEFAULT. When there is an Event of Default,
      Borrower will, if Bank demands (or, in an Event of Default under Section 9(B), immediately without notice or demand from Bank) repay all of the Advances. The demand may, at Bank's option, include the Advance for each Financed Receivable then outstanding and all accrued Finance Charges, attorneys and professional fees, court costs and expenses, and any other Obligations.

5. POWER OF ATTORNEY. Borrower irrevocably appoints Bank and its successors and assigns it attorney-in-fact and authorizes Bank, regardless of whether there has been an Event of Default, to:

      (A) sell, assign, transfer, pledge, compromise, or discharge all or any part of the Financed Receivables;

      (B) demand, collect, sue, and give releases to any Account Debtor for monies due and compromise, prosecute, or defend any action, claim, case or proceeding about the Financed Receivables, including filing a claim or voting a claim in any bankruptcy case in Bank's or Borrower's name, as Bank chooses;

      (C) prepare, file and sign Borrower's name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics' lien or similar document;

      (D)   notify all Account Debtors to pay Bank directly;

      (E)   receive, open, and dispose of mail addressed to Borrower;

      (F)   endorse Borrower's name on check or other instruments;

      (G) execute on Borrower's behalf any instruments, documents, financing statements to perfect Bank's interests in the Financed Receivables and Collateral; and

      (H)   do all acts and things necessary or expedient.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS.

      6.1. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants for each Financed Receivable:

      (A)   It is the owner with legal right to sell, transfer and assign it;

      (B) The correct amount is on the Invoice Transmittal and is not disputed;

      (C) Payment is not contingent on any obligation or contract and it has fulfilled all its obligations as of the Invoice Transmittal date;

      (D) It is based on an actual sale and delivery of goods and/or services rendered, due to Borrower, it is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances;

      (E) There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

      (F) It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

      (G) It has not filed or had filed against it Insolvency Proceedings and does not anticipate any filing;

      (H) Bank has the right to endorse and/or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

      (I) No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.


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      6.1.1 ADDITIONAL REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants as follows:

      (A) Borrower is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified. The execution, delivery and performance of this Agreement has been duly authorized, and does not conflict with Borrower's organizational documents, nor constitute an Event of Default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound.

      (B) Borrower has good title to the Collateral. All inventory is in all material respects of good and marketable quality, free from material defects.

      (C) Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules. None of Borrower's properties or assets has been used by Borrower, to the best of Borrower's knowledge, by previous persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes. Borrower has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

      6.2. AFFIRMATIVE COVENANTS. Borrower will do all of the following:

      (A) Maintain its corporate existence and good standing in its jurisdictions of incorporation and maintain its qualification in each jurisdiction necessary to Borrower's business or operations.

      (B) Give Bank at least 10 days prior written notice of changes to its name, organization, chief executive office or location of records.

      (C) Pay all its taxes including gross payroll, withholding and sales taxes when due and will deliver satisfactory evidence of payment if requested.

      (D) Provide a written report within 10 days, if payment of any Financed Receivable does not occur by its due date and include the reasons for the delay.

      (E) Give Bank copies of all Forms 10-K, 10-Q and 8-K (or equivalents) within 5 days of filing with the Securities and Exchange Commission, while any Financed Receivable is outstanding.

      (F) Execute any further instruments and take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

      (G) Provide Bank with a Compliance Certificate no later than 5 days following each quarter end or as requested by Bank.

      (H) Provide Bank with, as soon as available, but no later than 20 days following each Reconciliation Period (and prior to each Advance), an aged listing of accounts receivable and accounts payable along with a deferred revenue schedule.

      (I) Provide Bank with, as soon as available, but no later than 7 days following each the end of each week, a sell through report.

      (J) Provide Bank as soon as available, but no later than 90 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank.


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      (K)   Immediately notify, transfer and deliver to Bank all collections
            Borrower receives for Financed Receivables.

      (L) Borrower will remit all payments for Accounts to the Bank by the close of business on each Friday along with a detailed cash receipts journal and shall immediately notify and direct all of the Borrower's Account Debtors to make all payments for Borrower's Accounts to a lockbox account established with the Bank ("Lockbox") or to wire transfer payments to a cash collateral account that Bank controls. It will be considered an immediate Event of Default if the Lockbox is not set-up and operational within 45 days from the date of this Agreement.

      (M) Borrower will allow Bank to audit Borrower's Collateral, including but not limited to Borrower's Accounts, at Borrowers expense, prior to the initial Advance and every 6 months thereafter. Provided however, if an Event of Default has occurred, Bank may audit Borrower's Collateral, including but not limited to Borrower's Accounts at Bank's sole discretion and without notification and authorization from Borrower.

      6.3. NEGATIVE COVENANTS. Borrower will not do any of the following without Bank's prior written consent:

      (A) Assign, transfer, sell or grant, or permit any lien or security interest in the Collateral.

      (B) Convey, sell, lease, transfer or otherwise dispose of the Collateral.

      (C)   Create, incur, assume, or be liable for any indebtedness.

      (D) Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, or permit any of its subsidiaries to do so.

7. ADJUSTMENTS. If any Account Debtor asserts a discount, allowance, return, offset, defense, warranty claim, or the like (an "Adjustment") or if Borrower breaches any of the representations, warranties or covenants set forth in
Section 6., Borrower will promptly advise Bank. Borrower will resell any rejected, returned, or recovered personal property for Bank, at Borrower's expense, and pay proceeds to Bank. While Borrower has returned goods that are Borrower property, Borrower will segregate and mark them "property of Silicon Valley Bank." Bank owns the Financed Receivables and until receipt of payment, has the right to take possession of any rejected, returned, or recovered personal property.

8. SECURITY INTEREST. Borrower grants to Bank a continuing security interest in all presently and later acquired Collateral to secure all Obligations and the performance of each of Borrower's duties hereunder. Any security interest will be a first priority security interest in the Collateral.

9. EVENTS OF DEFAULT. Any one or more of the following is an Event of Default.

      (A)   Borrower fails to pay any amount owed to Bank when due;

      (B) Borrower files or has filed against it any Insolvency Proceedings or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of its assets;

      (C) Borrower becomes insolvent or is generally not paying its debts as they become due or is left with unreasonably small capital;

      (D) Any involuntary lien, garnishment, attachment attaches to the Financed Receivables or any Collateral;

      (E) Borrower breaches any covenant, agreement, warranty, or representation is an immediate Event of Default;


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      (F)   Borrower is in default under any document, instrument or agreement evidencing any debt, obligation or liability in favor of Bank its affiliates or vendors regardless of whether the debt, obligation or liability is direct or indirect, primary or secondary, or fixed or contingent;

      (G) An event of default occurs under any Guaranty of the Obligations or any material provision of any Guaranty is not valid or enforceable or a Guaranty is repudiated or terminated;

      (H) A material default or Event of Default occurs under any agreement between Borrower and any creditor of Borrower that signed a subordination agreement with Bank;

      (I) Any creditor that has signed a subordination agreement with Bank breaches any terms of the subordination agreement; or

      (J) (i) A material impairment in the perfection or priority of the Bank's security interest in the Collateral; (ii) a material adverse change in the business, operations, or conditions (financial or otherwise) of the Borrower occurs; or (iii) a material impairment of the prospect of repayment of any portion of the Advances occurs.

10. REMEDIES.

      10.1. REMEDIES UPON DEFAULT. When an Event of Default occurs, (1) Bank may stop financing receivables or extending credit to Borrower; (2) at Banks option and on demand, all or a portion of the Obligations or, for to an Event of Default described in Section 9(B), automatically and without demand, are due and payable in full; (3) apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower; and (4) Bank may exercise all rights and remedies under this Agreement and the law, including those of a secured party under the Code, power of attorney rights in Section 5 for the Collateral, and the right to collect, dispose of, sell, lease, use, and realize upon all Financed Receivables and Collateral in any commercial manner. Borrower agrees that any notice of sale required to be given to Borrower is deemed given if at least five days before the sale may be held.

      10.2. DEMAND WAIVER. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by Bank on which Borrower is liable.

      10.3. DEFAULT RATE. If any amount is not paid when due, the amount bears interest at the Applicable Rate plus five percent until the earlier of (a) payment in good funds or (b) entry of a final judgment when the principal amount of any money judgment will accrue interest at the highest rate allowed by law.

11. FEES, COSTS AND EXPENSES. The Borrower will pay on demand all fees, costs and expenses (including attorneys' and professionals fees with costs and expenses) that Bank incurs from: (a) preparing, negotiating, administering, and enforcing this Agreement or related agreement, including any amendments, waivers or consents, (b) any litigation or dispute relating to the Financed Receivables, the Collateral, this Agreement or any other agreement, (c) enforcing any rights against Borrower or any guarantor, or any Account Debtor, (d) protecting or enforcing its interest in the Financed Receivables or other Collateral, (e) collecting the Financed Receivables and the Obligations, and (f) any bankruptcy case or insolvency proceeding involving Borrower, any Financed Receivable, the Collateral, any Account Debtor, or any Guarantor.

12. CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER. California law governs this Agreement. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

13. NOTICES. Notices or demands by either party about this Agreement must be in writing and personally delivered or sent by an overnight delivery service, by certified mail postage prepaid return receipt requested, or by FAX to the


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addresses listed at the beginning of this Agreement. A party may change notice address by written notice to the other party.

14. GENERAL PROVISIONS.

      14.1. SUCCESSORS AND ASSIGNS. This Agreement binds and is for the benefit of successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank may, without the consent of or notice to Borrower, sell, transfer, or grant participation in any part of Bank's obligations, rights or benefits under this Agreement.

      14.2. INDEMNIFICATION. Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by this Agreement; and (b) losses or expenses incurred, or paid by Bank from or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

      14.3. TIME OF ESSENCE. Time is of the essence for performance of all obligations in this Agreement.

      14.4. SEVERABILITY OF PROVISION. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

      14.5. AMENDMENTS IN WRITING, INTEGRATION. All amendments to this Agreement must be in writing. This Agreement is the entire agreement about this subject matter and supersedes prior negotiations or agreements.

      14.6. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts and when executed and delivered are one Agreement.

      14.7. SURVIVAL. All covenants, representations and warranties made in this Agreement continue in force while any Financed Receivable amount remains outstanding. Borrower's indemnification obligations survive until all statutes of limitations for actions that may be brought against Bank have run.

      14.8. CONFIDENTIALITY. Bank will use the same degree of care handling Borrower's confidential information that it uses for its own confidential information, but may disclose information; (i) to its subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the Agreement,
      (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with an examination or audit and (v) as it considers appropriate exercising the remedies under this Agreement. Confidential information does not include information that is either: (a) in the public domain or in Bank's possession when disclosed, or becomes part of the public domain after disclosure to Bank; or (b) disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

      14.9. OTHER AGREEMENTS. This Agreement may not adversely affect Banks rights under any other document or agreement. If there is a conflict between this Agreement and any agreement between Borrower and Bank, Bank may determine in its sole discretion which provision applies. Borrower acknowledges that any security agreements, liens and/or security interests securing payment of Borrower's Obligations also secure Borrower's Obligations under this Agreement and are not adversely affected by this Agreement. Additionally, (a) any Collateral under other agreements or documents between Borrower and Bank secures Borrowers Obligations under this Agreement and (b) a default by Borrower under this Agreement is a default under agreements between Borrower and Bank.

BORROWER: PROXIM CORPORATION

By /s/ Keith E. Glover
   ----------------------------------
Title EVP & CFO, Secretary
      -------------------------------

BANK: SILICON VALLEY BANK

By /s/ Brad Leahy
   ----------------------------------
Title VP
      -------------------------------

Effective Date: 6/13/03
                ---------------------

                                    EXHIBIT A

      The Collateral consists of all of Borrower's right, title and interest in and to the following:

      All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

      All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

      All contract rights and general intangibles (as such definitions may be amended from time to time according to the Code), now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

      All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower (as such definitions may be amended from time to time according to the Code) whether or not earned by performance, and any and all credit insurance, insurance (including refund) claims and proceeds, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

      All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, letter of credit rights, certificates of deposit, instruments and chattel paper and electronic chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

      All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

      All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                  EXHIBIT "B"

                           [SILICON VALLEY BANK LOGO]
                               SILICON VALLEY BANK
                           SPECIALTY FINANCE DIVISION

                             Compliance Certificate

I, as authorized officer of Proxim Corporation ("Borrower") certify under the Accounts Receivable Financing Agreement (the "Agreement") between Borrower and Silicon Valley Bank ("Bank") as follows.

BORROWER REPRESENTS AND WARRANTS FOR EACH FINANCED RECEIVABLE:

      It is the owner with legal right to sell, transfer and assign it;

      The correct amount is on the Invoice Transmittal and is not disputed;

      Payment is not contingent on any obligation or contract and it has fulfilled all its obligations as of the Invoice Transmittal date;

      It is based on an actual sale and delivery of goods and/or services rendered, due to Borrower, it is not past due or in default, has not been previously sold, assigned, transferred, or pledged and is free of any liens, security interests and encumbrances;

      There are no defenses, offsets, counterclaims or agreements for which the Account Debtor may claim any deduction or discount;

      It reasonably believes no Account Debtor is insolvent or subject to any Insolvency Proceedings;

      It has not filed or had filed against it proceedings and does not anticipate any filing;

      Bank has the right to endorse and/or require Borrower to endorse all payments received on Financed Receivables and all proceeds of Collateral.

      No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statement contained in the certificates or statement not misleading.

      ADDITIONALLY, BORROWER REPRESENTS AND WARRANTS AS FOLLOWS:

      Borrower is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified. The execution, delivery and performance of this Agreement has been duly authorized, and do not conflict with Borrower's formations documents, nor constitute an Event of Default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound.

      Borrower has good title to the Collateral. All inventory is in all material respects of good and marketable quality, free from material defects.

      Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations G, T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules. None of Borrower's properties or assets has been used by Borrower, to the best of Borrower's knowledge, by previous persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower has timely filed all required tax returns and paid, or made adequate provision to pay, all taxes. Borrower has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

      All representations and warranties in the Agreement are true and correct in all material respects on this date.

Sincerely,
      /s/ Keith E. Glover
---------------------------------
SIGNATURE
      EVP & CFO, Secretary
---------------------------------
TITLE
         June 13, 2003
---------------------------------
DATE

                           [SILICON VALLEY BANK LOGO]
                               SILICON VALLEY BANK
                           SPECIALTY FINANCE DIVISION

                      SECRETARY'S CERTIFICATE OF RESOLUTION

      I, as Secretary of Proxim Corporation, a Delaware corporation (the "Corporation"), certify that at a meeting duly convened at which a quorum was present the following resolutions were adopted by the Board of Directors of the Corporation and that these resolutions have not been modified, amended, or rescinded and remain effective as of today's date.

It is resolved that ANY ONE of the following officers of the Corporation, whose name, title and signature is below:

NAME                      TITLE                      SIGNATURE
----                      -----                      ---------
Keith E. Glover           EVP & CFO, Secretary       /s/ Keith E. Glover
-----------------------   ------------------------   --------------------------

-----------------------   ------------------------   --------------------------

-----------------------   ------------------------   --------------------------

-----------------------   ------------------------   --------------------------

-----------------------   ------------------------   --------------------------

      may act for Borrower and:

            Sell the corporation's accounts receivable to Bank

            Grant to Bank a security interest in any of the corporation's assets

            Execute and deliver certain agreements in connection with the sale of receivables, and granting of security interests.

            Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive the Corporation's right to a jury trial) they think necessary to effectuate these Resolutions.

Further resolved that all acts authorized by these Resolutions and performed before they were adopted are ratified. These Resolutions remain in effect and Bank may rely on them until Bank receives written notice of their revocation.

I certify that the persons listed above are the Corporation's officers with the titles and signatures shown following their names and that these resolutions have not been modified are currently effective.

X /s/ Keith E. Glover                  June 13, 2003       EVP & CFO, Secretary
  ---------------------------------    ---------------     ---------------------
  *Secretary or Assistant Secretary    Date

X
  ---------------------------------

* If the certifying officer is designated as a signer in these resolutions then another corporate officer must also sign.

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

      This Intellectual Property Security Agreement (this "IP Agreement") is made as of the Effective Date by and between Proxim Corporation ("Grantor"), and Silicon Valley Bank, a California banking corporation ("Bank").

                                    RECITALS

      A. Bank will make advances to Grantor ("Advances") as described in the Accounts Receivable Financing Agreement (the "Financing Agreement"), but only if Grantor grants Bank a security interest in its Copyrights, Trademarks, Patents, and Mask Works. Defined terms used but not defined herein shall have the same meanings as in the Financing Agreement.

      B. Pursuant to the terms of the Financing Agreement, Grantor has granted to Bank a security interest in all of Grantor's right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral.

      NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness under the Financing Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

      1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future Indebtedness, obligations and liabilities to Bank, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

            (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

            (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

            (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

            (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

            (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

            (f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the "Mask Works");

            (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

            (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

            (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

            (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

      2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this IP Agreement.

      3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

            (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business.

            (b) Performance of this IP Agreement does not conflict with or result in a breach of any IP Agreement to which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this IP Agreement constitutes a security interest.

            (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

            (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

            (e) Grantor shall promptly advise Bank of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

            (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works, (ii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights, and Mask Works and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

            (g) Grantor shall not register any Copyrights with the United States Copyright Office unless it (i) has given at least fifteen (15) days' prior notice to Bank of its intent to register such Copyrights and has provided Bank with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto), and (ii) executes a short-form security agreement or such other documents as Bank may reasonably request in order to maintain the perfection and priority of Bank's security interest in the Copyrights proposed to be registered with the United States Copyright Office, and (iii) records such security documents with the United States Copyright Office contemporaneously with filing the Copyright application(s) with the United States Copyright Office. Grantor shall promptly provide to Bank a copy of the Copyright application(s) so filed with the United States Copyright Office, together with evidence of the recording of the security documents necessary for Bank to maintain the perfection and priority of its security interest in such Copyrights.

            (h) This IP Agreement creates, and in the case of after acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Bank a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Note and the Financing Agreement upon making the filings referred to in clause (i) below;

            (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Bank of its rights and remedies thereunder;

            (j) All information heretofore, herein or hereafter supplied to Bank by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

            (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Bank's prior written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

            (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Bank in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Bank in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

      4. Bank's Rights. Bank shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

      5. Inspection Rights. Grantor hereby grants to Bank and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, and any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than one (1) in every six
(6) months; provided, however, nothing herein shall entitle Bank access to Grantor's trade secrets and other proprietary information.

      6. Further Assurances; Attorney in Fact.

            (a) On a continuing basis, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Bank, to perfect Bank's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Bank the grant or perfection of a security interest in all Intellectual Property Collateral.

            (b) Grantor hereby irrevocably appoints Bank as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Bank or otherwise, from time to time in Bank's discretion, upon Grantor's failure or inability to do so, to take any action and to execute any instrument which Bank may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

                  (i) To modify, in its sole discretion, this IP Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and

                  (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

      7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

            (a) An Event of Default occurs under the Financing Agreement; or

            (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement.

      8. Remedies. Upon the occurrence and continuance of an Event of Default, Bank shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Bank has a security interest and to make it available to Bank at a place designated by Bank. Bank shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Bank to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorney's fees) incurred by Bank in connection with the exercise of any of Bank's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Bank's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

      9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following or consequential to transactions between Bank and Grantor, whether under this IP Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Bank's gross negligence or willful misconduct.

      10. Reassignment. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Bank shall execute and deliver to Grantor all deed, assignments, and other instruments as may be necessary or proper to reinvest in Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Bank pursuant hereto.

      11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

      12. Attorneys' Fees. If any action relating to this IP Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

      13. Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

      14. Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

      15. Law and Jurisdiction. This IP Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard for choice of law provisions. Grantor and Bank consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

      16. Confidentiality. In handling any confidential information, Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this IP Agreement except that the disclosure of this information may be made (i) to the affiliates of the Bank, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into comparable confidentiality agreement in favor of Grantor and have deliver a copy to Grantor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Bank.

      IN WITNESS WHEREOF, the parties hereto have executed this IP Agreement on the day and year first above written.

ADDRESS OF GRANTOR:                         GRANTOR:

935 Stewart Drive                           Proxim Corporation
Sunnyvale, California 94085
                                            By: /s/ Keith E. Glover
                                                -------------------------------
                                                Name: Keith E. Glover
                                                Title: EVP & CFO, Secretary

Exhibit "A" attached to that certain Intellectual Property Security Agreement.

                                   EXHIBIT "A"

                                   COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS

 COPYRIGHT                   REGISTRATION                  DATE OF
DESCRIPTION                     NUMBER                     ISSUANCE
-----------                     ------                     --------






SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

                                                        FIRST DATE
COPYRIGHT       APPLICATION     DATE OF                  OF PUBLIC
DESCRIPTION       NUMBER        FILING      CREATION    DISTRIBUTION
-----------       ------        ------      --------    ------------






SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)

                                                                     DATE AND
                                                                   RECORDATION
                                                                    NUMBER OF
                                                                 IP AGREEMENT TO
                                                                     OWNER OF
                                                  ORIGINAL         GRANTOR (IF
                                                 AUTHOR OR       ORIGINAL AUTHOR
                                                 OWNER OF          OR OWNER OF
                               FIRST DATE        COPYRIGHT        COPYRIGHT IS
COPYRIGHT       DATE OF            OF          (IF DIFFERENT     DIFFERENT FROM
DESCRIPTION     CREATION      DISTRIBUTION     FROM GRANTOR)        GRANTOR)
-----------     --------      ------------     -------------     --------------





Exhibit "B" attached to that certain Intellectual Property Security Agreement.

                                   EXHIBIT "B"

                                     PATENTS

  PATENT
DESCRIPTION     DOCKET NO.     COUNTRY     SERIAL NO.     FILING DATE     STATUS
-----------     ----------     -------     ----------     -----------     ------






Exhibit "C" attached to that certain Intellectual Property Security Agreement.

                                   EXHIBIT "C"

                                   TRADEMARKS

 TRADEMARK
DESCRIPTION     COUNTRY     SERIAL NO.     REG. NO     STATUS
-----------     -------     ----------     -------     ------






Exhibit "D" attached to that certain Intellectual Property Security Agreement.

                                  EXHIBIT "D"

                                   MASK WORKS

 MASK WORK
DESCRIPTION     COUNTRY     SERIAL NO.     REG. NO     STATUS
-----------     -------     ----------     -------     ------




